UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	April 10, 2007
PATRICK INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-3922	35-1057796

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 West Franklin, P.O. Box 638, Elkhart, Indiana	46515

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(574) 294-7511

Formerly Located at 1800 South 14th Street, Elkhart, Indiana

(Former name or former address if changed since last report)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 10, 2007, Patrick Industries, Inc. (the "Company") entered into a Securities Purchase Agreement to acquire Adorn, LLC, an Elkhart, Indiana-based manufacturer and supplier of interior components to the recreational vehicle and manufactured housing industries for $75,000,000 in cash, subject to an adjustment for working capital at the closing. A copy of the Securities Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On April 10, 2007, the Company entered into a Commitment Letter with J.P. Morgan Securities Inc. and JP Morgan Chase Bank, N.A. to establish a senior credit facility comprised of a revolving credit facility and a term loan facility to provide financing for the Adorn acquisition and liquidity for the working capital needs of the combined companies. Agreements for the senior credit facility and term loan facility will be entered into prior to the consummation of the Adorn acquisition.

On April 10, 2007, the Company entered into a Securities Purchase Agreement in a private placement with Tontine Capital Partners, L.P. and Tontine Capital Overseas Master Fund, L.P. (the “Buyers”), pursuant to which the Buyers have agreed to purchase 980,000 shares of common stock of the Company at $11.25 per share for a total purchase price of $11,025,000, and to provide in a private placement interim debt financing of up to $16,500,000, but not less than $13,975,000, in the form of senior subordinated notes. The Company will use the proceeds for the Adorn, LLC acquisition. The closing of the transactions contemplated by the Securities Purchase Agreement with Tontine will take place in connection with the consummation of the Adorn acquisition. The Company has agreed to amend the existing Registration Rights Agreement with Tontine Capital Partners, pursuant to which it will undertake to register the shares. A copy of the Securities Purchase Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference. A copy of the form of Amended and Restated Registration Rights Agreement and the form of senior subordinated note are attached as exhibits to the Securities Purchase Agreement.

On April 11, 2007, the Company issued a press release related to the foregoing matters. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above with respect to the proposed sale of 980,000 shares of common stock of the Company to the Buyers in a transaction that is not registered under the Securities Act is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits
Exhibit 10.1	Securities Purchase Agreement, dated as of April 10, 2007, between Patrick Industries, Inc. and FNL Management

Corp., Adorn Holdings, Inc. and the stockholders, warrant holders and option holders of Adorn Holdings, Inc.

Exhibit 10.2	Securities Purchase Agreement, dated April 10, 2007, between Patrick Industries, Inc. and Tontine Capital Partners, L.P. and Tontine Capital Overseas Master Fund, L.P.
Exhibit 99.1	April 11, 2007, Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.

(Registrant)

DATE April 11, 2007	BY	/s/ Andy L. Nemeth

Andy L. Nemeth
Executive Vice President – Finance
Secretary-Treasurer, and Chief Financial Officer